U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 9, 2003

NAPRO BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

0-243201

(Commission File Number)

Delaware	84-1187753
(State of incorporation)	(IRS Employer Identification No.)

6304 Spine Road, Unit A

Boulder, Colorado 80301

(Address of principal executive offices and Zip Code)

(303) 516-8500

Registrant’s telephone number, including area code

Item 5. Other Events.

On April 9, 2003, the Company issued the press release attached hereto as Exhibit 99.1 and incorporated herein in its entirety by this reference. The press release relates to the offering for sale of the Company’s worldwide generic cremaphor injectable paclitaxel business.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Item No. Exhibit List

99.1 Press release dated April 9, 2003 issued by NaPro BioTherapeutics, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 10, 2003

NAPRO BIOTHERAPEUTICS, INC.

By:	/s/ Gordon Link
Gordon Link
Its:	Chief Financial Officer